Schedule A

                       Computational Materials Disclaimer

The attached tables, including information provided on Page 1 of this Preliminary Term Sheet (the "Computational Materials"), are privileged and confidential and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to either the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives or principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A prospectus and prospectus supplement maybe obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors must consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                        [Greenwich Capital Logo]

Preliminary Term Sheet
ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


                              Modeling Assumptions

Fixed Rate Collateral   $399,999,865

Prepayment Assumption: 120% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that the prepayments start at 4% CPR in month 1, rise by 1.455% per month to 20% CPR in month 12 and remain at 20% CPR thereafter on a seasoning adjusted basis.


                                     Expected
                                  Moody's/Fitch             Delay     Day      Dated   Settlement
   Class      Balance      WAL       Ratings    Coupon (1)  Days     Count     Date       Date


    A-1     $50,750,000    0.50      Aaa/AAA      6.28%      14     30/360    1/18/97    2/6/97
    A-2     $57,500,000    1.15      Aaa/AAA      6.39%      14     30/360    1/18/97    2/6/97
    A-3     $84,500,000    2.03      Aaa/AAA      6.61%      14     30/360    1/18/97    2/6/97
    A-4     $37,250,000    3.03      Aaa/AAA      6.79%      14     30/360    1/18/97    2/6/97
    A-5     $28,250,000    4.04      Aaa/AAA      7.02%      14     30/360    1/18/97    2/6/97
    A-6     $20,000,000    5.08      Aaa/AAA      7.19%      14     30/360    1/18/97    2/6/97
    A-7     $24,250,000    7.01      Aaa/AAA      7.42%      14     30/360    1/18/97    2/6/97
    A-8     $21,500,000   11.98      Aaa/AAA      7.68%      14     30/360    1/18/97    2/6/97
  A-9 (2)   $30,000,000    6.58      Aaa/AAA      7.21%      14     30/360    1/18/97    2/6/97
   A-10IO       (3)                  Aaa/AAA      1.10%      14     30/360    1/18/97    2/6/97
    M-1     $18,000,000    6.09       Aa2/AA      7.74%      14     30/360    1/18/97    2/6/97
    M-2     $23,000,000    5.90        A3/A       8.03%      14     30/360    1/18/97    2/6/97
     B       $5,000,000    5.18      Baa3/BBB     8.31%      14     30/360    1/18/97    2/6/97


Notes:
(1) All Classes settle with accrued interest; 30/360 day count.
(2) Class A-9 Lock-Out Bond is allocated principal pari passu with the Class A Certificates that is currently receiving principal payments in a ratio equal to the product of a) the outstanding principal balance of the Lock Bond divided by the outstanding principal balance of all Class A Certificates and
    b) a specified percentage.

The specified percentage is as follows:

                        Distribution Periods    Applicable Percentages
                        Month 1 - Month 36              0%
                        Month 37 - Month 60            45%
                        Month 61 - Month 72            80%
                        Month 73 - Month 84           100%
                        Month 85 - End                300%

(3) Class A-10IO Notional Balance is the outstanding Collateral Balance each month.

Initial OC                   0.00%
OC Target:                   1.00% as % of initial principal Certificate balance
OC Step Down                 2.00% as % of current principal Certificate balance
The OC Step Down occurs when at the later of (i) period 37 and (ii) the current principal balance is less than 50% of the initial principal balance.
OC Floor:                    0.50% as % of initial collateral principal balance
Servicing:                   0.50% as % of collateral principal balance
Trustee:                     0.01% as % of collateral principal balance

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


                                Summary of Bonds

                                                                 1st      Last
                                                               Payment   Payment
To Maturity                        Avg Life   CBE               Date       Date   Modified  Legal
Class         Amount      Coupon   (years)   Yield    Price    (mm/yy)   (mm/yy)  Duration  Final


A-1         $50,750,000    6.28%     0.50    5.851%   100.00%   Mar-97    Dec-97    0.48    TBD
A-2         $57,500,000    6.39%     1.15    6.245%   100.00%   Dec-97    Jul-98    1.08    TBD
A-3         $84,500,000    6.61%     2.03    6.562%   100.00%   Jul-98    Oct-99    1.84    TBD
A-4         $37,250,000    6.79%     3.03    6.787%   100.00%   Oct-99    Aug-00    2.66    TBD
A-5         $28,250,000    7.02%     4.04    7.043%   100.00%   Aug-00    Sep-01    3.41    TBD
A-6         $20,000,000    7.19%     5.08    7.231%   100.00%   Sep-01    Oct-02    4.12    TBD
A-7         $24,250,000    7.42%     7.01    7.481%   100.00%   Oct-02    Apr-06    5.26    TBD
A-8         $21,500,000    7.68%    11.98    7.764%   100.00%   Apr-06    Jan-12    7.52    TBD
A-9         $30,000,000    7.21%     6.58    7.263%   100.00%   Mar-00    Jan-12    5.00    TBD
A-10IO           (3)       1.10%
M-1         $18,000,000    7.74%     6.09    7.799%   100.00%   Mar-00    Aug-10    4.52    TBD
M-2         $23,000,000    8.03%     5.90    8.094%   100.00%   Mar-00    Mar-09    4.40    TBD
B            $5,000,000    8.31%     5.18    8.374%   100.00%   Mar-00    Feb-05    4.00    TBD


                                                                 1st      Last
                                                               Payment   Payment
To Call                            Avg Life   CBE               Date       Date   Modified
Class         Amount      Coupon   (years)   Yield    Price    (mm/yy)   (mm/yy)  Duration
A-7         $24,250,000    7.42%     6.94    7.480%   100.00%   Oct-02    Jun-05    5.23
A-8         $21,500,000    7.68%     8.36    7.754%   100.00%   Jun-05    Jun-05    5.96
A-9         $30,000,000    7.21%     6.43    7.262%   100.00%   Mar-00    Jun-05    4.93
A-10IO           (3)       1.10%                                Mar-97    Jun-05
M-1         $18,000,000    7.74%     5.60    7.796%   100.00%   Mar-00    Jun-05    4.31
M-2         $23,000,000    8.03%     5.60    8.092%   100.00%   Mar-00    Jun-05    4.27



Notes:
1 Pricing Prepayment  = 120% of the Prepayment Assumption.
  A 100% Prepayment Assumption assumes prepayments start at 4% CPR in month 1, rise by 1.455% per month to 20% CPR in month 12 thereafter on a seasoning adjusted basis.
2 Coupons and prices are assumed for computational materials.

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)


This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]



Fixed Rate Home Equity Loans                                            (Minimum - Maximum)

Total Number of Loans:                                     6,539
Total Outstanding Loan Balance:                    $ 399,999,865
       Balloon (% of Total):                               55.62%
       Level Pay (% of Total):                             44.38%
Average Loan Principal Balance:                    $   61,171.00     ($198.5  to $450,000)
Weighted Average LTV:                                      72.42%    (4.00% to 90.00%)
Weighted Average CLTV :                                    75.48%    (10.15% to 95.97%)
Weighted Average Home Equity Ratio(2nd Liens Only):        39.84%    (5.83% to 96.04%)
Weighted Average Coupon:                                   11.56%    (7.90% to 20.95%)
Weighted Average Remaining Term to Maturity (months):     214.4      (56 to 360)
Weighted Average Seasoning (months):                       1.3
Weighted Average Original Term (months):                 215.7       (60 to 360 )

Range of Original Terms:                   Level Pay                Balloons
                                      -----------------           -------------
                                       Up to 60:  0.20%           180      100%
                                       61 - 120:  3.09%
                                      121 - 180: 29.01%
                                      181 - 240: 31.93%
                                      241 - 300:  1.27%
                                      301 - 360: 34.50%

Lien Position:
                        1st Lien:                 93.22%
                        2nd Lien:                  6.78%

Property Type:
                        Single Family Detached:   84.63%
                        Single Family Attached:    3.74%
                        2 -4 Family:               8.16%
                        Other:                     3.47%
Occupancy Status:
                        Owner Occupied:           95.26%
                        Non-Owner Occupied:        4.74%



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]





Fixed Rate Home Equity Loans (Cont.)

Geographic Distribution:                      OH:  10.06%
(states not listed individually account for   NY:   8.91%
less than 5.00% of the Outstanding Mortgage   MI:   8.42%
Pool principal balance)                       IL:   7.08%
                                              PA:   6.14%
                                              NJ:   6.02%
                                              FL:   5.70%
                                              NC:   5.06%

Credit Quality:                                A:  54.70%
(per ContiMortgage's guidelines)               B:  25.35%
                                               C:  15.25%
                                               D:   4.71%




These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]



Distribution by Geographic Location


                      # of       Aggregate  % of Aggregate
Geographic Location   Loans    Loan Balance   Loan Balance

            Arizona      44   $3,011,343.01        0.75%
           Arkansas      37    2,078,999.78        0.52%
         California     118   13,006,377.27        3.25%
           Colorado      66    4,164,876.69        1.04%
        Connecticut      78    7,101,585.65        1.78%
           Delaware      22    1,805,483.60        0.45%
                 DC      39    3,053,586.74        0.76%
            Florida     405   22,804,279.63        5.70%
            Georgia     190   10,806,993.33        2.70%
             Hawaii       1       84,964.28        0.02%
              Idaho      19    1,295,448.17        0.32%
           Illinois     449   28,314,399.05        7.08%
            Indiana     384   18,302,622.45        4.58%
               Iowa      18      630,333.49        0.16%
             Kansas      37    1,909,058.39        0.48%
           Kentucky     141    7,166,877.52        1.79%
          Louisiana       4      221,078.22        0.06%
              Maine       2      102,158.69        0.03%
           Maryland     267   18,950,785.37        4.74%
      Massachusetts     150   11,717,967.29        2.93%
           Michigan     768   33,662,964.58        8.42%
          Minnesota      73    4,639,449.91        1.16%
        Mississippi      16      653,537.70        0.16%
           Missouri     125    5,654,597.45        1.41%
            Montana       1       74,872.72        0.02%
           Nebraska       5      243,538.36        0.06%
             Nevada       9      490,987.79        0.12%
      New Hampshire       9      432,919.15        0.11%
         New Jersey     293   24,087,702.00        6.02%
         New Mexico      44    3,229,216.91        0.81%
           New York     393   35,654,453.52        8.91%
     North Carolina     371   20,221,463.24        5.06%
               Ohio     713   40,235,856.28       10.06%
           Oklahoma      20    1,399,036.73        0.35%
             Oregon      31    2,171,028.84        0.54%
       Pennsylvania     440   24,564,777.91        6.14%
       Rhode Island      40    3,680,818.54        0.92%




These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Distribution by Geographic Location (Cont.)

                      # of       Aggregate  % of Aggregate
Geographic Location   Loans    Loan Balance   Loan Balance

     South Carolina     174    8,687,690.27        2.17%
          Tennessee     139    9,363,729.72        2.34%
              Texas      76    4,227,421.06        1.06%
               Utah      98    7,309,100.71        1.83%
            Vermont       1       70,000.00        0.02%
           Virginia     103    5,149,467.43        1.29%
         Washington      37    3,150,400.60        0.79%
      West Virginia      13      390,727.55        0.10%
          Wisconsin      74    3,947,968.07        0.99%
            Wyoming       2       76,918.88        0.02%

        Total         6,539 $399,999,864.54      100.00%*

Distribution by Original Loan-to-Value Ratio (LTV)

                   # of     Aggregate   % of Aggregate
  Original LTVs   Loans  Loan Balance     Loan Balance

  4.00% to 10.00     42     $692,862.78        0.17%
 10.01% to 20.00    328    8,405,514.05        2.10%
 20.01% to 30.00    357   11,728,837.40        2.93%
 30.01% to 40.00    284   10,261,196.48        2.57%
 40.01% to 50.00    412   15,378,483.65        3.84%
 50.01% to 60.00    477   23,407,728.75        5.85%
 60.01% to 70.00  1,026   56,409,581.19       14.10%
 70.01% to 80.00  2,271  157,387,153.82       39.35%
 80.01% to 90.00  1,342  116,328,506.42       29.08%

    Total         6,539 $399,999,864.54      100.00%*


Distribution by Loan Type

              Loan          # of       Aggregate  % of Aggregate
              Type         Loans    Loan Balance    Loan Balance

            Balloon         3,143 $222,469,663.21       55.62%
        Non Balloon         3,396  177,530,201.33       44.38%

              Total         6,539 $399,999,864.54      100.00%*


* Percentages may not add due to rounding.

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Distribution by Combined Loan-to-Value Ratio (LTV)


                    # of    Aggregate    % of Aggregate
   Combined LTVs   Loans  Loan Balance     Loan Balance

  10.15% to 20.00     23     $571,902.19        0.14%
  20.01% to 30.00    102    2,475,362.57        0.62%
  30.01% to 40.00    193    5,894,675.56        1.47%
  40.01% to 50.00    396   14,042,537.39        3.51%
  50.01% to 60.00    496   23,471,330.21        5.87%
  60.01% to 70.00  1,109   58,465,479.60       14.62%
  70.01% to 80.00  2,507  163,437,062.87       40.86%
  80.01% to 90.00  1,683  129,006,375.62       32.25%
  90.01% to 95.92     30    2,635,138.53        0.66%

    Total          6,539 $399,999,864.54      100.00%*


Distribution by Coupon Rates

                     # of     Aggregate   % of Aggregate
        Coupon      Loans   Loan Balance    Loan Balance

   7.900% to  9.500  326   $25,790,691.88       6.45%
   9.501% to 10.000  538    40,866,454.93      10.22%
  10.001% to 10.500  533    39,759,849.98       9.94%
  10.501% to 11.000  949    71,132,044.91      17.78%
  11.001% to 11.500  680    43,762,329.05      10.94%
  11.501% to 12.000  892    56,629,844.97      14.16%
  12.001% to 12.500  567    31,443,913.50       7.86%
  12.501% to 13.000  647    32,844,694.16       8.21%
  13.001% to 13.500  332    16,864,627.17       4.22%
  13.501% to 14.000  358    15,646,498.93       3.91%
  14.001% to 20.500  717    25,258,915.06       6.31%

     Total         6,539  $399,999,864.54      100.00%*

* Percentages may not add due to rounding.


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Distribution by Current Loan Balances


     Current           # of      Aggregate    % of Aggregate
   Loan Balance       Loans    Loan Balance     Loan Balance

      $0 to $25,000   1,001   $18,772,192.73       4.69%
  25,001 to  50,000   2,286    85,874,686.35      21.47%
  50,001 to  75,000   1,585    97,324,609.49      24.33%
  75,001 to 100,000     765    66,080,654.52      16.52%
 100,001 to 125,000     414    46,289,846.52      11.57%
 125,001 to 150,000     207    28,138,665.59       7.03%
 150,001 to 175,000      99    16,045,309.02       4.01%
 175,001 to 200,000      71    13,302,579.97       3.33%
 200,001 to 225,000      54    11,576,150.73       2.89%
 225,001 to 450,000      57    16,595,169.62       4.15%

        Total         6,539  $399,999,864.54     100.00%*

Distribution by Types of Mortgaged Property

  Property                   # of    Aggregate    % of Aggregate
  Types                     Loans   Loan Balance    Loan Balance

  Condominium                  44   $2,288,828.01        0.57%
  Manufactured Housing        127    5,850,681.78        1.46%
  Mixed Use                    24    2,614,416.01        0.65%
  Planned Unit Development     36    3,140,559.13        0.79%
  Single Family Attached      288   14,956,454.29        3.74%
  Single Family Detached    5,569  338,509,003.88       84.63%
  Two-to-Four Family          451   32,639,921.44        8.16%

              Total         6,539 $399,999,864.54      100.00%*

Distribution by Loan Age

  Months Elapsed        # of    Aggregate    % of Aggregate
  Since Origination    Loans   Loan Balance    Loan Balance

   0 to  1 months       4,342 $268,738,472.40       67.18%
   2 to 12 months       2,196  131,256,463.80       32.81%
  13 to 24 months           1        4,928.34        0.00%

          Total         6,539 $399,999,864.54      100.00%*
* Percentages may not add due to rounding.


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]

Distribution by Remaining Term to Maturity

  Remaining            # of    Aggregate     % of Aggregate
  Term                Loans   Loan Balance     Loan Balance

    0 to 120 months     246   $5,841,505.78        1.46%
  121 to 180 months   4,431  273,968,098.29       68.49%
  181 to 240 months   1,023   56,688,957.56       14.17%
  241 to 360 months     839   63,501,302.91       15.88%

    Total         6,539 $399,999,864.54      100.00%*

Distribution by Original Term to Maturity


  Original            # of     Aggregate    % of Aggregate
  Term               Loans    Loan Balance    Loan Balance

    0 to 120 months    246   $5,841,505.78        1.46%
  121 to 180 months  4,431  273,968,098.29       68.49%
  181 to 240 months  1,023   56,688,957.56       14.17%
  241 to 360 months    839   63,501,302.91       15.88%

            Total    6,539 $399,999,864.54     100.00%*

Distribution by Home Equity Ratio (2nd Liens Only)

    Home Equity      # of       Aggregate     % of Aggregate
    Ratio       2nd Liens  2nd Lien Balance 2nd Lien Balance

   5.83% to  10.00      10     $161,094.76       0.59%
  10.01% to  15.00      49      865,784.55       3.19%
  15.01% to  20.00     108    2,508,458.78       9.24%
  20.01% to  25.00     125    3,253,829.98      11.99%
  25.01% to  30.00     116    3,608,395.01      13.30%
  30.01% to  35.00      88    3,139,728.34      11.57%
  35.01% to  40.00      79    3,155,341.04      11.63%
  40.01% to  45.00      48    2,096,654.73       7.73%
  45.01% to  50.00      35    1,761,839.34       6.49%
  50.01% to  55.00      23    1,055,683.40       3.89%
  55.01% to  60.00      20    1,030,606.94       3.80%
  60.01% to  65.00      16      743,711.63       2.74%
  65.01% to  70.00      14      701,028.25       2.58%
  70.01% to  75.00      14      662,780.82       2.44%


* Percentages may not add due to rounding.

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Distribution by Home Equity Ratio (Cont.)


Home Equity           # of       Aggregate       % of Aggregate
    Ratio           2nd Liens 2nd Lien Balance   2nd Lien Balance


  75.01% to  80.00      11      570,067.36            2.10%
  80.01% to  85.00      13      738,558.71            2.72%
  85.01% to  90.00       6      649,782.88            2.39%
  90.01% to  95.00       3      327,846.20            1.21%
  95.01% to 100.00       2      105,728.76            0.39%

            Total      780  $27,136,921.48          100.00%*

Distribution by Occupancy Status

  Occupancy            # of      Aggregate    % of Aggregate
  Status              Loans     Loan Balance    Loan Balance

  Investor Occupied     394    $18,969,476.94        4.74%
  Owner Occupied      6,145    381,030,387.60       95.26%

       Total          6,539   $399,999,864.54      100.00%*


Distribution by Lien Position

     Lien        # of       Aggregate    % of Aggregate
     Position   Loans      Loan Balance    Loan Balance

     1st lien    5,759   $372,862,943.06       93.22%
     2nd lien      780     27,136,921.48        6.78%

     Total       6,539   $399,999,864.54      100.00%*

* Percentages may not add due to rounding.


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Distribution by Loan Purpose


  Loan                 # of    Aggregate    % of Aggregate
  Purpose             Loans   Loan Balance    Loan Balance

  Debt Consolidation  4,912 $291,088,354.67       72.77%
  Home Improvement      231   12,736,494.29        3.18%
  DC/HI Combo           350   21,317,410.33        5.33%
  Purchase              665   50,285,307.30       12.57%
  Other                 381   24,572,297.95        6.14%

  Total               6,539 $399,999,864.54      100.00%*


Distribution by Days Delinquent

                    # of     Aggregate      % of Aggregate
  Days Delinquent  Loans    Loan Balance      Loan Balance

   0 to 29 days    6,440  $393,893,731.16          98.47%
  30 to 59 days       95     5,904,033.38           1.48%
  60 to 89 days        4       202,100.00           0.05%

  Total            6,539  $399,999,864.54         100.00%*


Distribution by Debt to Income Ratio

  Debt to           # of    Aggregate       % of Aggregate
  Income Ratio     Loans   Loan Balance       Loan Balance

   4.00% to 10.00     50   $1,883,372.15            0.47%
  10.01% to 20.00    496   20,755,454.72            5.19%
  20.01% to 30.00  1,335   70,273,991.17           17.57%
  30.01% to 40.00  1,904  117,295,941.41           29.32%
  40.01% to 50.00  2,614  178,291,972.25           44.57%
  50.01% to 59.00    140   11,499,132.84            2.87%

     Total         6,539 $399,999,864.54          100.00%*

* Percentages may not add due to rounding.


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]



                                                      Fixed Rate Collateral
                                                                 Original                  Remaining      Original
                                       Gross          Net         Term to     Calculated     Term to    Amortization
    Pool           Principal          Coupon        Coupon       Maturity       Loan        Maturity        Term       Amortization
   Number           Balance            Rate          Rate        (months)        Age        (months)      (months)        Method
  --------     ----------------    -------------  ----------    -----------     -----      ----------   -------------  ------------
       1           $349,729.20        11.9693%      11.4693%          60          2               58             60       Level
       2         $5,491,776.58        11.8510%      11.3510%         117          1              116            117       Level
       3        $51,498,435.08        11.4052%      10.9052%         180          1              178            180       Level
       4        $56,688,957.56        11.3662%      10.8662%         240          1              239            240       Level
       5         $2,253,975.28        10.7082%      10.2082%         360          1              359            360       Level
       7       $222,469,663.21        11.7412%      11.2412%         180          1              179            360      Balloon

Total          $399,999,864.54



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]



Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.




                                                                  Class A-1: $50,750,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98              85%               32%                 0%                0%                0%               0%
            February-99              76%                0%                 0%                0%                0%               0%
            February-00              67%                0%                 0%                0%                0%               0%
            February-01              57%                0%                 0%                0%                0%               0%
            February-02              46%                0%                 0%                0%                0%               0%
            February-03              34%                0%                 0%                0%                0%               0%
            February-04              21%                0%                 0%                0%                0%               0%
            February-05               9%                0%                 0%                0%                0%               0%
            February-06               0%                0%                 0%                0%                0%               0%
            February-07               0%                0%                 0%                0%                0%               0%
            February-08               0%                0%                 0%                0%                0%               0%
            February-09               0%                0%                 0%                0%                0%               0%
            February-10               0%                0%                 0%                0%                0%               0%
            February-11               0%                0%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life:
Years 3 to Maturity                 4.50              0.82               0.56              0.50              0.44             0.37
Years 3 to Call                     4.50              0.82               0.56              0.50              0.44             0.37
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]



Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.




                                                                Class A-2: $57,500,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%                82%               63%               35%               0%
            February-99             100%               58%                 0%                0%                0%               0%
            February-00             100%                0%                 0%                0%                0%               0%
            February-01             100%                0%                 0%                0%                0%               0%
            February-02             100%                0%                 0%                0%                0%               0%
            February-03             100%                0%                 0%                0%                0%               0%
            February-04             100%                0%                 0%                0%                0%               0%
            February-05             100%                0%                 0%                0%                0%               0%
            February-06              96%                0%                 0%                0%                0%               0%
            February-07              83%                0%                 0%                0%                0%               0%
            February-08              69%                0%                 0%                0%                0%               0%
            February-09              52%                0%                 0%                0%                0%               0%
            February-10              34%                0%                 0%                0%                0%               0%
            February-11              12%                0%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity                12.02              2.20               1.31              1.15              0.99             0.83
Years 3 to Call                    12.02              2.20               1.31              1.15              0.99             0.83
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                  Class A-3: $84,500,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%              91%
            February-99             100%              100%                71%               46%                9%               0%
            February-00             100%               96%                 4%                0%                0%               0%
            February-01             100%               60%                 0%                0%                0%               0%
            February-02             100%               27%                 0%                0%                0%               0%
            February-03             100%                0%                 0%                0%                0%               0%
            February-04             100%                0%                 0%                0%                0%               0%
            February-05             100%                0%                 0%                0%                0%               0%
            February-06             100%                0%                 0%                0%                0%               0%
            February-07             100%                0%                 0%                0%                0%               0%
            February-08             100%                0%                 0%                0%                0%               0%
            February-09             100%                0%                 0%                0%                0%               0%
            February-10             100%                0%                 0%                0%                0%               0%
            February-11             100%                0%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               14.93              4.40               2.38              2.03              1.68             1.32
Years 3 to Call                   14.93              4.40               2.38              2.03              1.68             1.32
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]



Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.


                                                                  Class A-4: $37,250,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%               0%
            February-00             100%              100%               100%               36%                0%               0%
            February-01             100%              100%                17%                0%                0%               0%
            February-02             100%              100%                 0%                0%                0%               0%
            February-03             100%               98%                 0%                0%                0%               0%
            February-04             100%               55%                 0%                0%                0%               0%
            February-05             100%               29%                 0%                0%                0%               0%
            February-06             100%                2%                 0%                0%                0%               0%
            February-07             100%                0%                 0%                0%                0%               0%
            February-08             100%                0%                 0%                0%                0%               0%
            February-09             100%                0%                 0%                0%                0%               0%
            February-10             100%                0%                 0%                0%                0%               0%
            February-11             100%                0%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               14.94              7.40               3.66              3.03              2.42              1.84
Years 3 to Call                   14.94              7.40               3.66              3.03              2.42              1.84
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                  Class A-5: $28,250,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%              89%
            February-00             100%              100%               100%              100%               19%               0%
            February-01             100%              100%               100%               46%                0%               0%
            February-02             100%              100%                36%                0%                0%               0%
            February-03             100%              100%                 0%                0%                0%               0%
            February-04             100%              100%                 0%                0%                0%               0%
            February-05             100%              100%                 0%                0%                0%               0%
            February-06             100%              100%                 0%                0%                0%               0%
            February-07             100%               67%                 0%                0%                0%               0%
            February-08             100%               33%                 0%                0%                0%               0%
            February-09             100%                1%                 0%                0%                0%               0%
            February-10             100%                0%                 0%                0%                0%               0%
            February-11             100%                0%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               14.94             10.58               4.92              4.04              2.98              2.20
Years 3 to Call                   14.94             10.58               4.92              4.04              2.98              2.20
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                       Class A-6: $20,000,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%               0%
            February-01             100%              100%               100%              100%               29%               0%
            February-02             100%              100%               100%               49%                0%               0%
            February-03             100%              100%                65%                0%                0%               0%
            February-04             100%              100%                 2%                0%                0%               0%
            February-05             100%              100%                 0%                0%                0%               0%
            February-06             100%              100%                 0%                0%                0%               0%
            February-07             100%              100%                 0%                0%                0%               0%
            February-08             100%              100%                 0%                0%                0%               0%
            February-09             100%              100%                 0%                0%                0%               0%
            February-10             100%               59%                 0%                0%                0%               0%
            February-11             100%               19%                 0%                0%                0%               0%
            February-12              71%                0%                 0%                0%                0%               0%
            February-13              49%                0%                 0%                0%                0%               0%
            February-14              25%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               16.13             13.30               6.31              5.08              3.91              2.51
Years 3 to Call                   16.13             13.30               6.31              5.08              3.91              2.51
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]



Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                  Class A-7: $24,250,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%               0%
            February-01             100%              100%               100%              100%              100%               0%
            February-02             100%              100%               100%              100%               40%               0%
            February-03             100%              100%               100%               78%                0%               0%
            February-04             100%              100%               100%               35%                0%               0%
            February-05             100%              100%                80%               23%                0%               0%
            February-06             100%              100%                52%                2%                0%               0%
            February-07             100%              100%                25%                0%                0%               0%
            February-08             100%              100%                 2%                0%                0%               0%
            February-09             100%              100%                 0%                0%                0%               0%
            February-10             100%              100%                 0%                0%                0%               0%
            February-11             100%              100%                 0%                0%                0%               0%
            February-12             100%                0%                 0%                0%                0%               0%
            February-13             100%                0%                 0%                0%                0%               0%
            February-14             100%                0%                 0%                0%                0%               0%
            February-15              98%                0%                 0%                0%                0%               0%
            February-16              72%                0%                 0%                0%                0%               0%
            February-17              46%                0%                 0%                0%                0%               0%
            February-18              38%                0%                 0%                0%                0%               0%
            February-19              28%                0%                 0%                0%                0%               0%
            February-20              18%                0%                 0%                0%                0%               0%
            February-21               7%                0%                 0%                0%                0%               0%
            February-22               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               20.63             14.92               9.16              7.01              5.00              2.85
Years 3 to Call                   20.02             14.92               9.00              6.94              5.00              2.85
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]

Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.

                                                                  Class A-8: $21,500,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%              99%
            February-01             100%              100%               100%              100%              100%              78%
            February-02             100%              100%               100%              100%              100%              20%
            February-03             100%              100%               100%              100%               94%               5%
            February-04             100%              100%               100%              100%               65%               3%
            February-05             100%              100%               100%              100%               63%               3%
            February-06             100%              100%               100%              100%               50%               3%
            February-07             100%              100%               100%               79%               36%               2%
            February-08             100%              100%               100%               59%               24%               0%
            February-09             100%              100%                80%               44%               14%               0%
            February-10             100%              100%                61%               32%                6%               0%
            February-11             100%              100%                47%               22%                1%               0%
            February-12             100%               60%                 5%                0%                0%               0%
            February-13             100%               50%                 1%                0%                0%               0%
            February-14             100%               41%                 0%                0%                0%               0%
            February-15             100%               33%                 0%                0%                0%               0%
            February-16             100%               25%                 0%                0%                0%               0%
            February-17             100%               16%                 0%                0%                0%               0%
            February-18             100%               12%                 0%                0%                0%               0%
            February-19             100%                9%                 0%                0%                0%               0%
            February-20             100%                5%                 0%                0%                0%               0%
            February-21             100%                3%                 0%                0%                0%               0%
            February-22              93%                0%                 0%                0%                0%               0%
            February-23              78%                0%                 0%                0%                0%               0%
            February-24              61%                0%                 0%                0%                0%               0%
            February-25              43%                0%                 0%                0%                0%               0%
            February-26              19%                0%                 0%                0%                0%               0%
            February-27               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               27.51             17.24              13.61             11.98              9.10              4.72
Years 3 to Call                   21.36             14.94               9.94              8.36              6.53              4.44
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]



Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.




                                                                  Class A-9: $30,000,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ----------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%             100%
            February-01              99%               94%                89%               89%               89%              94%
            February-02              98%               88%                80%               78%               76%              75%
            February-03              97%               77%                66%               62%               56%              49%
            February-04              95%               68%                52%               46%               38%              29%
            February-05              87%               46%                24%               18%               13%              15%
            February-06              80%               31%                11%                7%                4%               5%
            February-07              72%               20%                 5%                3%                1%               0%
            February-08              64%               13%                 2%                1%                0%               0%
            February-09              56%                9%                 1%                0%                0%               0%
            February-10              48%                6%                 0%                0%                0%               0%
            February-11              40%                3%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3                           12.06              8.09               6.85              6.58              6.33              6.23
Years 3 to Call                   12.06              8.09               6.77              6.43              5.78              4.74
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.


                                                                  Class M-1 $18,000,000
                         Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%             100%
            February-01             100%              100%                85%               70%               52%              30%
            February-02             100%              100%                67%               53%               36%              18%
            February-03             100%              100%                52%               39%               25%              10%
            February-04             100%               90%                41%               29%               17%               6%
            February-05             100%               79%                32%               22%               12%               0%
            February-06             100%               69%                25%               16%                8%               0%
            February-07             100%               61%                19%               12%                4%               0%
            February-08             100%               53%                15%                9%                0%               0%
            February-09             100%               46%                12%                6%                0%               0%
            February-10             100%               39%                 9%                2%                0%               0%
            February-11             100%               34%                 7%                0%                0%               0%
            February-12              40%                9%                 0%                0%                0%               0%
            February-13              37%                7%                 0%                0%                0%               0%
            February-14              34%                5%                 0%                0%                0%               0%
            February-15              30%                2%                 0%                0%                0%               0%
            February-16              26%                0%                 0%                0%                0%               0%
            February-17              22%                0%                 0%                0%                0%               0%
            February-18              20%                0%                 0%                0%                0%               0%
            February-19              19%                0%                 0%                0%                0%               0%
            February-20              17%                0%                 0%                0%                0%               0%
            February-21              15%                0%                 0%                0%                0%               0%
            February-22              13%                0%                 0%                0%                0%               0%
            February-23              11%                0%                 0%                0%                0%               0%
            February-24               9%                0%                 0%                0%                0%               0%
            February-25               6%                0%                 0%                0%                0%               0%
            February-26               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               17.79             11.57               7.22              6.09              5.02              4.25
Years 3 to Call                   16.84             11.38               6.67              5.60              4.62              3.97
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]



Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                  Class M-2 $23,000,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%             100%
            February-01             100%              100%                85%               70%               52%              30%
            February-02             100%              100%                67%               53%               36%              16%
            February-03             100%              100%                52%               39%               25%               6%
            February-04             100%               90%                41%               29%               15%               0%
            February-05             100%               79%                32%               22%                7%               0%
            February-06             100%               69%                25%               14%                2%               0%
            February-07             100%               61%                18%                8%                0%               0%
            February-08             100%               53%                12%                3%                0%               0%
            February-09             100%               46%                 7%                0%                0%               0%
            February-10             100%               39%                 4%                0%                0%               0%
            February-11             100%               34%                 1%                0%                0%               0%
            February-12              40%                3%                 0%                0%                0%               0%
            February-13              37%                1%                 0%                0%                0%               0%
            February-14              34%                0%                 0%                0%                0%               0%
            February-15              30%                0%                 0%                0%                0%               0%
            February-16              26%                0%                 0%                0%                0%               0%
            February-17              22%                0%                 0%                0%                0%               0%
            February-18              20%                0%                 0%                0%                0%               0%
            February-19              18%                0%                 0%                0%                0%               0%
            February-20              15%                0%                 0%                0%                0%               0%
            February-21              13%                0%                 0%                0%                0%               0%
            February-22              10%                0%                 0%                0%                0%               0%
            February-23               7%                0%                 0%                0%                0%               0%
            February-24               4%                0%                 0%                0%                0%               0%
            February-25               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               17.54             11.41               7.02              5.90              4.82              3.94
Years 3 to Call                   16.83             11.38               6.67              5.60              4.58              3.78
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                    Class B $5,000,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%             100%
            February-01             100%              100%                85%               70%               52%              14%
            February-02             100%              100%                67%               53%               25%               0%
            February-03             100%              100%                52%               31%                5%               0%
            February-04             100%               90%                34%               13%                0%               0%
            February-05             100%               79%                18%                0%                0%               0%
            February-06             100%               69%                 5%                0%                0%               0%
            February-07             100%               61%                 0%                0%                0%               0%
            February-08             100%               53%                 0%                0%                0%               0%
            February-09             100%               42%                 0%                0%                0%               0%
            February-10             100%               31%                 0%                0%                0%               0%
            February-11             100%               21%                 0%                0%                0%               0%
            February-12              32%                0%                 0%                0%                0%               0%
            February-13              27%                0%                 0%                0%                0%               0%
            February-14              21%                0%                 0%                0%                0%               0%
            February-15              14%                0%                 0%                0%                0%               0%
            February-16               7%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               15.83             11.07               6.17              5.18              4.24              3.44
Years 3 to Call                   15.83             11.07               6.17              5.18              4.24              3.44
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]




TRANSACTION SUMMARY @ Pricing Prepayment Speed
                                                                   Expected
                                      Estimated to Maturity         Ratings
                                   Modified  Principal  Principal  (Moody's /
Approximate Size Certificate  WAL  Duration    Lockout     Window   FITCH)
   $50,750,000    Class A-1   0.50   0.48            0      1-10   Aaa/AAA
   $57,500,000    Class A-2   1.15   1.08            9      10-17   Aaa/AAA
   $84,500,000    Class A-3   2.03   1.84           16      17-32   Aaa/AAA
   $37,250,000    Class A-4   3.03   2.66           31      32-42   Aaa/AAA
   $28,250,000    Class A-5   4.04   3.41           41      42-55   Aaa/AAA
   $20,000,000    Class A-6   5.08   4.12           54      55-68   Aaa/AAA
   $24,250,000    Class A-7   7.01   5.26           67      68-110  Aaa/AAA
   $21,500,000    Class A-8  11.98   7.52          109     110-179  Aaa/AAA
   $30,000,000    Class A-9   6.58   5.00           36      37-179  Aaa/AAA
       (3)        Class A-10IO                                      Aaa/AAA
   $18,000,000    Class M-1   6.09   4.52           36      37-162   Aa2/AA
   $23,000,000    Class M-2   5.90   4.40           36      37-145    A3/A
    $5,000,000    Class B     5.18   4.00           36      37-96   Baa3/BBB

Class A-1 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)      4.50     0.82      0.56     0.50    0.44      0.37
Duration                  3.65     0.77      0.53     0.48    0.42      0.36
First Principal Payment  Mar-97   Mar-97    Mar-97   Mar-97  Mar-97    Mar-97
Last Principal Payment   Nov-05   Jul-98    Jan-98   Dec-97  Nov-97    Sep-97
Principal Lockout (months)   0        0         0        0       0         0
Principal Window (months)  105       17        11       10       9         7
Yield @ Par              6.296%   6.045%    5.900%   5.851%  5.783%    5.683%

Class A-2 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     12.02     2.20      1.31     1.15    0.99      0.83
Duration                  8.11     1.99      1.22     1.08    0.93      0.78
First Principal Payment  Nov-05   Jul-98    Jan-98   Dec-97  Nov-97    Sep-97
Last Principal Payment   Sep-11   Jan-00    Oct-98   Jul-98  May-98    Feb-98
Principal Lockout (months)  104      16        10        9       8         6
Principal Window (months)    71      19        10        8       7         6
Yield @ Par              6.445%   6.350%    6.271%   6.245%  6.209%    6.158%



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]




Class A-3 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     14.93     4.40      2.38     2.03    1.68      1.32
Duration                  9.22     3.69      2.13     1.84    1.54      1.23
First Principal Payment  Sep-11   Jan-00    Oct-98   Jul-98  May-98    Feb-98
Last Principal Payment   Jan-12   Feb-03    Mar-00   Oct-99  Apr-99    Oct-98
Principal Lockout (months) 174       34        19       16      14        11
Principal Window (months)    5       38        18       16      12         9
Yield @ Par              6.674%   6.632%    6.581%   6.562%  6.534%    6.491%

Class A-4 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     14.94     7.40      3.66     3.03    2.42      1.84
Duration                  9.11     5.62      3.14     2.66    2.16      1.68
First Principal Payment  Jan-12   Feb-03    Mar-00   Oct-99  Apr-99    Oct-98
Last Principal Payment   Jan-12   Mar-06    May-01   Aug-00  Oct-99    Feb-99
Principal Lockout (months) 178       71        36       31      25        19
Principal Window (months)    1       38        15       11       7         5
Yield @ Par              6.858%   6.840%    6.803%   6.787%  6.764%    6.729%

Class A-5 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     14.94    10.58      4.92     4.04    2.98      2.20
Duration                  8.98     7.23      4.02     3.41    2.61      1.97
First Principal Payment  Jan-12   Mar-06    May-01   Aug-00  Oct-99    Feb-99
Last Principal Payment   Jan-12   Mar-09    Sep-02   Sep-01  Aug-00    Jun-99
Principal Lockout (months) 178      108        50       41      31        23
Principal Window (months)    1       37        17       14      11         5
Yield @ Par              7.093%   7.086%    7.055%   7.043%  7.018%    6.985%




These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]




Class A-6 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     16.13    13.30      6.31     5.08    3.91      2.51
Duration                  9.24     8.29      4.91     4.12    3.30      2.22
First Principal Payment  Jan-12   Mar-09    Sep-02   Sep-01  Aug-00    Jun-99
Last Principal Payment   Jan-15   Sep-11    Apr-04   Oct-02  May-01    Oct-99
Principal Lockout (months) 178      144        66       54      41        27
Principal Window (months)   37       31        20       14      10         5
Yield @ Par              7.268%   7.265%    7.241%   7.231%  7.214%    7.172%

Class A-7 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     20.63    14.92      9.16     7.01    5.00      2.85
Duration                 10.20     8.74      6.41     5.26    4.03      2.49
First Principal Payment  Jan-15   Sep-11    Apr-04   Oct-02  May-01    Oct-99
Last Principal Payment   Sep-21   Jan-12    Mar-08   Apr-06  Jan-03    Feb-00
Principal Lockout (months) 214      174        85       67      50        31
Principal Window (months)   81        5        48       43      21         5
Yield @ Par              7.507%   7.503%    7.491%   7.481%  7.464%    7.419%

Class A-8 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)      27.51   17.24     13.61    11.98    9.10      4.72
Duration                  11.08    9.18      8.14     7.52    6.23      3.79
First Principal Payment   Sep-21  Jan-12    Mar-08   Apr-06  Jan-03    Feb-00
Last Principal Payment    Oct-26  Feb-22    Jul-13   Jan-12  May-11    Jul-07
Principal Lockout (months)  294     178       132      109      70        35
Principal Window (months)    62     122        65       70     101        90
Yield @ Par               7.777%  7.771%    7.767%   7.764%  7.756%    7.725%



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]



Class A-9 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     12.06     8.09      6.85     6.58    6.33      6.23
Duration                  7.67     5.80      5.15     5.00    4.86      4.81
First Principal Payment  Mar-00   Mar-00    Mar-00   Mar-00  Jun-00    Nov-00
Last Principal Payment   Jan-12   Jan-12    Jan-12   Jan-12  Mar-11    May-07
Principal Lockout (months)  36       36        36       36      39        44
Principal Window (months)  143      143       143      143     130        79
Yield @ Par              7.283%   7.271%    7.265%   7.263%  7.261%    7.261%

Class M-1 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     17.79    11.57      7.22     6.09    5.02      4.25
Duration                  9.18     7.22      5.13     4.52    3.92      3.46
First Principal Payment  Jan-12   Apr-03    Jun-00   Mar-00  May-00    Jul-00
Last Principal Payment   Nov-25   Oct-15    Jan-12   Aug-10  Dec-07    Dec-04
Principal Lockout (months) 178       73        39       36      38        40
Principal Window (months)  167      151       140      126      92        54
Yield @ Par              7.833%   7.824%    7.807%   7.799%  7.789%    7.779%

Class M-2 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     17.54    11.41      7.02     5.90    4.82      3.94
Duration                  8.96     7.06      5.00     4.40    3.78      3.23
First Principal Payment  Jan-12   Apr-03    Jun-00   Mar-00  Mar-00    Apr-00
Last Principal Payment   Feb-25   Nov-13    Jun-11   Mar-09  Oct-06    Feb-04
Principal Lockout (months) 178       73        39       36      36        37
Principal Window (months)  158      128       133      109      80        47
Yield @ Par              8.131%   8.121%    8.103%   8.094%  8.083%    8.069%



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]




Class B (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     15.83    11.07      6.17     5.18    4.24      3.44
Duration                  8.47     6.85      4.58     4.00    3.41      2.88
First Principal Payment  Jan-12   Apr-03    Jun-00   Mar-00  Mar-00    Mar-00
Last Principal Payment   Jan-17   Jan-12    Aug-06   Feb-05  Jun-03    Sep-01
Principal Lockout (months) 178       73        39       36      36        36
Principal Window (months)   61      106        75       60      40        19
Yield @ Par              8.417%   8.408%    8.384%   8.374%  8.360%    8.342%




These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]




Class A-7 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       20.02   14.92    9.00    6.94    5.00    2.85
Duration                   10.09    8.74    6.34    5.23    4.03    2.49
First Principal Payment   Jan-15  Sep-11  Apr-04  Oct-02  May-01  Oct-99
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Jan-03  Feb-00
Principal Lockout (months)   214     174      85      67      50      31
Principal Window (months)     42       5      34      33      21       5
Yield @ Par               7.507%  7.503%  7.490%  7.480%  7.464%  7.419%

Class A-8 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       21.36   14.94    9.94    8.36    6.53    4.44
Duration                   10.16    8.60    6.72    5.96    4.96    3.63
First Principal Payment   Jun-18  Jan-12  Jan-07  Jun-05  Jan-03  Feb-00
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)   255     178     118      99      70      35
Principal Window (months)      1       1       1       1       9      23
Yield @ Par               7.774%  7.769%  7.759%  7.754%  7.744%  7.721%

Class A-9 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       12.06    8.09    6.77    6.43    5.78    4.74
Duration                    7.67    5.80    5.12    4.93    4.55    3.89
First Principal Payment   Mar-00  Mar-00  Mar-00  Mar-00  Jun-00  Nov-00
Last Principal Payment    Jan-12  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)    36      36      36      36      39      44
Principal Window (months)    143     143      83      64      40      14
Yield @ Par               7.283%  7.271%  7.264%  7.262%  7.257%  7.247%




These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


Class M-1 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       16.84   11.38    6.67    5.60    4.62    3.97
Duration                    9.04    7.16    4.92    4.31    3.71    3.29
First Principal Payment   Jan-12  Apr-03  Jun-00  Mar-00  May-00  Jul-00
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)   178      73      39      36      38      40
Principal Window (months)     78     106      80      64      41      18
Yield @ Par               7.832%  7.824%  7.804%  7.796%  7.784%  7.774%

Class M-2 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       16.83   11.38    6.67    5.60    4.58    3.78
Duration                    8.85    7.05    4.86    4.27    3.65    3.13
First Principal Payment   Jan-12  Apr-03  Jun-00  Mar-00  Mar-00  Apr-00
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)   178      73      39      36      36      37
Principal Window (months)     78     106      80      64      43      21
Yield @ Par               8.130%  8.121%  8.101%  8.092%  8.080%  8.065%



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

                                                                     Schedule B

                       Computational Materials Disclaimer

The attached tables, including information provided on Page 1 of this Preliminary Term Sheet (the "Computational Materials"), are privileged and confidential and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to either the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives or principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A prospectus and prospectus supplement maybe obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors must consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                        [Greenwich Capital Logo]

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

Prepared:  01/29/97                                                     Page 1

                        GREENWICH CAPITAL MARKETS, INC.
                             Preliminary Term Sheet
                                  $400,000,000
                   ContiMortgage Home Equity Loan Trust 1997-1

Underwriters:        Greenwich Capital Markets, Inc. (Books)
                     ContiFinancial Services Corporation
                     Morgan Stanley & Co. Inc.
Sellers:             ContiMortgage Corporation and ContiWest Corporation
Originator &
  Servicer:          ContiMortgage Corporation
Depositor:           ContiSecurities Asset Funding Corp.
Trustee:             Manufacturers and Traders Trust Company (the "Trustee")
Registration:        Certificates will be available in book-entry form through
                       DTC, Cedel and Euroclear.
Cut-off Date:        January [17], 1997
Pricing Date:        January [30], 1997
Settlement Date:     February [6], 1997
Distribution Dates:  [15]th day of each month (or the next succeeding business day), beginning March [17], 1997.
ERISA Eligibility:   The Class A Certificates may be purchased by employee
                       benefit plans that are subject to ERISA; the Class M and B Certificates (the "Subordinate Certificate") may not be purchased by employee benefit plans that are subject to ERISA except as provided for in the Prospectus Supplement.
SMMEA Treatment:     The Certificates will not constitute "mortgage related
                       securities" for purposes of SMMEA.
Optional
  Termination:       10% optional clean-up call (outstanding mortgage pool
                       balance is less than 10% of the initial mortgage pool balance as of the Cut-off Date).
Mortgage Loans:      Fixed rate conventional (closed-end) home equity mortgage
                       loans.
Pre-Funding:         None
Taxation:            REMIC election
Credit Enhancement:  For each respective class of Certificates as follows:

  Initial Subordination and Target
    Overcollateralization:
  --------------------------------
    (as a % of the original balance
    of all Certificates)             Class A   Class M-1   Class M-2    Class B
                                     -------   ---------   ---------    -------
  Initial Subordination               11.50%     7.00%       1.25%        0.00%
  Target Overcollateralization
    (0% initially)*                    1.00%     1.00%       1.00%        1.00%
  ----------------------------         -----     -----       -----        -----
  Total Credit Enhancement            12.50%     8.00%       2.25%        1.00%
       * Resulting from the application of excess spread.

  Subordination and Overcollateralization
    Step-Down:**
  ---------------------------------------
    (as a % of the outstanding
    collateral balance)              Class A   Class M-1   Class M-2    Class B
                                     -------   ---------   ---------    -------
  Subordination Step-Down             23.00%    14.00%       2.50%       0.00%
  Overcollateralization Step-Down      2.00%     2.00%       2.00%       2.00%
  -------------------------------      -----     -----       -----       -----
  Total Subordination Step-Down       25.00%    16.00%       4.50%       2.00%

       ** Subject to certain collateral performance measures (or "Trigger
          Event") and minimum overcollateralization levels. No step-down shall occur until the later of (a) period 37 and (b) the outstanding collateral balance is less than 50% of the initial collateral balance (the "Step-Down Date").

These materials must be read in conjunction with the disclaimer and all information contained herein shall be superseded in its entirety by the Prospectus and Prospectus Supplement.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                                        Page 2

                   ContiMortgage Home Equity Loan Trust 1997-1

Interest
  Allocations:   Interest received shall be allocated in the following
                 priority to the extent of amounts avaialble:
                 (i)    Payment of Trustee Fees;
                 (ii)   Current Interest on the Class A Certificates,
                        pro-rata without any priority;
                 (iii)  Current Interest on the Class M-1 Certificates;
                 (iv)   Current Interest on the Class M-2 Certificates;
                 (v)    Current Interest on the Class B-1 Certificates;
                 (vi)   As accelerated distribution of principal on the Class A
                        Certificates, Class M-1 Certificates, Class M-2 Certificates, and Class B Certificates (in such priority as required to reach and maintain the Total Subordination Step-Down amount for each such Class of Certificates, respectively--see Principal Allocations below), until the Target Overcollateralization amount is reached, and
                 (vii)  Remaining amounts to the owner of the Class C-IO
                        Certificates (not being offered hereby).

Principal
  Allocation:    Principal collections shall be allocated in the following
                 priority to the extent of amounts available:

                   For periods prior to the Step-Down Date or upon a Trigger Event (defined above):
                     (i) To the Class A Certificates (sequentially with respect to Classes A-1 to A-8, and concurrently with respect to Class A-9 based upon its specified percentage), all principal collections until such Classes are equal to zero;
                     (ii) To the Class M-1 Certificates, all principal collections until such Class is equal to zero;
                     (iii) To the Class M-2 Certificates, all principal collections until such Class is equal to zero; and
                     (iv) To the Class B Certificates, all principal collections until such Class is equal to zero;

                   For periods on and after the Step-Down Date and no Trigger Event (defined above):
                     (i) To the Class A Certificates (sequentially with respect to Classes A-1 to A-8, and concurrently with respect to Class A-9 based upon its specified percentage), an amount required to reach and maintain the Total Subordination Step-down amount for the Class A Certificates;
                     (ii) To the Class M-1 Certificates, an amount required to reach and maintain the Total Subordination Step-down amount for the Class M-1 Certificates;
                     (iii) To the Class M-2 Certificates, an amount required to reach and maintain the Total Subordination Step-down amount for the Class M-2 Certificates;
                     (iv) To the Class B Certificates, an amount required to reach and maintain the Total Subordination Step-down amount for the Class B Certificates, and
                     (v) Any remaining amounts shall be paid to the Class R Certificate (not being offered hereby)

Loss
  Allocations:   Losses shall be allocated in the following priority:
                     (i)     as a reduction to current period excess spread;
                     (ii)    as a reduction to the Overcollateralization Amount;
                     (iii)   as a reduction to the Class B Certificate Balance;
                     (iv)    as a reduction to the Class M-2 Certificate
                             Balance;
                     (v)     as a reduction to the Class M-1 Certificate
                             Balance, and
                     (vi) as a reduction to the Class A Certificate Balances (pro-rata).




These materials must be read in conjunction with the disclaimer and all information contained herein shall be superseded in its entirety by the Prospectus and Prospectus Supplement.

Preliminary Term Sheet
ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]


                              Modeling Assumptions

Fixed Rate Collateral   $399,999,865

Prepayment Assumption: 120% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that the prepayments start at 4% CPR in month 1, rise by 1.455% per month to 20% CPR in month 12 and remain at 20% CPR thereafter on a seasoning adjusted basis.


                                     Expected
                                  Moody's/Fitch             Delay     Day      Dated   Settlement
   Class      Balance      WAL       Ratings    Coupon (1)  Days     Count     Date       Date


    A-1     $50,750,000    0.50      Aaa/AAA      6.28%      14     30/360    1/18/97    2/6/97
    A-2     $57,500,000    1.15      Aaa/AAA      6.39%      14     30/360    1/18/97    2/6/97
    A-3     $84,500,000    2.03      Aaa/AAA      6.61%      14     30/360    1/18/97    2/6/97
    A-4     $37,250,000    3.03      Aaa/AAA      6.79%      14     30/360    1/18/97    2/6/97
    A-5     $28,250,000    4.04      Aaa/AAA      7.02%      14     30/360    1/18/97    2/6/97
    A-6     $20,000,000    5.08      Aaa/AAA      7.19%      14     30/360    1/18/97    2/6/97
    A-7     $24,250,000    7.01      Aaa/AAA      7.42%      14     30/360    1/18/97    2/6/97
    A-8     $21,500,000   11.98      Aaa/AAA      7.68%      14     30/360    1/18/97    2/6/97
  A-9 (2)   $30,000,000    6.58      Aaa/AAA      7.21%      14     30/360    1/18/97    2/6/97
   A-10IO       (3)                  Aaa/AAA      1.10%      14     30/360    1/18/97    2/6/97
    M-1     $18,000,000    6.09       Aa2/AA      7.74%      14     30/360    1/18/97    2/6/97
    M-2     $23,000,000    5.90        A3/A       8.03%      14     30/360    1/18/97    2/6/97
     B       $5,000,000    5.18      Baa3/BBB     8.31%      14     30/360    1/18/97    2/6/97


Notes:
(1) All Classes settle with accrued interest; 30/360 day count.
(2) Class A-9 Lock-Out Bond is allocated principal pari passu with the Class A Certificates that is currently receiving principal payments in a ratio equal to the product of a) the outstanding principal balance of the Lock Bond divided by the outstanding principal balance of all Class A Certificates and
    b) a specified percentage.

The specified percentage is as follows:

                        Distribution Periods    Applicable Percentages
                        Month 1 - Month 36              0%
                        Month 37 - Month 60            45%
                        Month 61 - Month 72            80%
                        Month 73 - Month 84           100%
                        Month 85 - End                300%

(3) Class A-10IO Notional Balance is the outstanding Collateral Balance each month.

Initial OC                   0.00%
OC Target:                   1.00% as % of initial principal Certificate balance
OC Step Down                 2.00% as % of current principal Certificate balance
The OC Step Down occurs when at the later of (i) period 37 and (ii) the current principal balance is less than 50% of the initial principal balance.
OC Floor:                    0.50% as % of initial collateral principal balance
Servicing:                   0.50% as % of collateral principal balance
Trustee:                     0.01% as % of collateral principal balance

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                        [Greenwich Capital Logo]




TRANSACTION SUMMARY @ Pricing Prepayment Speed
                                                                   Expected
                                      Estimated to Maturity         Ratings
                                   Modified  Principal  Principal  (Moody's /
Approximate Size Certificate  WAL  Duration    Lockout     Window   FITCH)
   $50,750,000    Class A-1   0.50   0.48            0      1-10   Aaa/AAA
   $57,500,000    Class A-2   1.15   1.08            9      10-17   Aaa/AAA
   $84,500,000    Class A-3   2.03   1.84           16      17-32   Aaa/AAA
   $37,250,000    Class A-4   3.03   2.66           31      32-42   Aaa/AAA
   $28,250,000    Class A-5   4.04   3.41           41      42-55   Aaa/AAA
   $20,000,000    Class A-6   5.08   4.12           54      55-68   Aaa/AAA
   $24,250,000    Class A-7   7.01   5.26           67      68-110  Aaa/AAA
   $21,500,000    Class A-8  11.98   7.52          109     110-179  Aaa/AAA
   $30,000,000    Class A-9   6.58   5.00           36      37-179  Aaa/AAA
       (3)        Class A-10IO                                      Aaa/AAA
   $18,000,000    Class M-1   6.09   4.52           36      37-162   Aa2/AA
   $23,000,000    Class M-2   5.90   4.40           36      37-145    A3/A
    $5,000,000    Class B     5.18   4.00           36      37-96   Baa3/BBB

Class A-1 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)      4.50     0.82      0.56     0.50    0.44      0.37
Duration                  3.65     0.77      0.53     0.48    0.42      0.36
First Principal Payment  Mar-97   Mar-97    Mar-97   Mar-97  Mar-97    Mar-97
Last Principal Payment   Nov-05   Jul-98    Jan-98   Dec-97  Nov-97    Sep-97
Principal Lockout (months)   0        0         0        0       0         0
Principal Window (months)  105       17        11       10       9         7
Yield @ Par              6.296%   6.045%    5.900%   5.851%  5.783%    5.683%

Class A-2 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     12.02     2.20      1.31     1.15    0.99      0.83
Duration                  8.11     1.99      1.22     1.08    0.93      0.78
First Principal Payment  Nov-05   Jul-98    Jan-98   Dec-97  Nov-97    Sep-97
Last Principal Payment   Sep-11   Jan-00    Oct-98   Jul-98  May-98    Feb-98
Principal Lockout (months)  104      16        10        9       8         6
Principal Window (months)    71      19        10        8       7         6
Yield @ Par              6.445%   6.350%    6.271%   6.245%  6.209%    6.158%



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

                                                                     Schedule C

                       Computational Materials Disclaimer

The attached tables, including information provided on Page 1 of this Preliminary Term Sheet (the "Computational Materials"), are privileged and confidential and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to either the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives or principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A prospectus and prospectus supplement maybe obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors must consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                Summary of Bonds

                                                                 1st      Last
                                                               Payment   Payment
To Maturity                        Avg Life   CBE               Date       Date   Modified  Legal
Class         Amount      Coupon   (years)   Yield    Price    (mm/yy)   (mm/yy)  Duration  Final


A-1         $50,750,000    6.28%     0.50    5.851%   100.00%   Mar-97    Dec-97    0.48    TBD
A-2         $57,500,000    6.39%     1.15    6.245%   100.00%   Dec-97    Jul-98    1.08    TBD
A-3         $84,500,000    6.61%     2.03    6.562%   100.00%   Jul-98    Oct-99    1.84    TBD
A-4         $37,250,000    6.79%     3.03    6.787%   100.00%   Oct-99    Aug-00    2.66    TBD
A-5         $28,250,000    7.02%     4.04    7.043%   100.00%   Aug-00    Sep-01    3.41    TBD
A-6         $20,000,000    7.19%     5.08    7.231%   100.00%   Sep-01    Oct-02    4.12    TBD
A-7         $24,250,000    7.42%     7.01    7.481%   100.00%   Oct-02    Apr-06    5.26    TBD
A-8         $21,500,000    7.68%    11.98    7.764%   100.00%   Apr-06    Jan-12    7.52    TBD
A-9         $30,000,000    7.21%     6.58    7.263%   100.00%   Mar-00    Jan-12    5.00    TBD
A-10IO           (3)       1.10%
M-1         $18,000,000    7.74%     6.09    7.799%   100.00%   Mar-00    Aug-10    4.52    TBD
M-2         $23,000,000    8.03%     5.90    8.094%   100.00%   Mar-00    Mar-09    4.40    TBD
B            $5,000,000    8.31%     5.18    8.374%   100.00%   Mar-00    Feb-05    4.00    TBD


                                                                 1st      Last
                                                               Payment   Payment
To Call                            Avg Life   CBE               Date       Date   Modified
Class         Amount      Coupon   (years)   Yield    Price    (mm/yy)   (mm/yy)  Duration
A-7         $24,250,000    7.42%     6.94    7.480%   100.00%   Oct-02    Jun-05    5.23
A-8         $21,500,000    7.68%     8.36    7.754%   100.00%   Jun-05    Jun-05    5.96
A-9         $30,000,000    7.21%     6.43    7.262%   100.00%   Mar-00    Jun-05    4.93
A-10IO           (3)       1.10%                                Mar-97    Jun-05
M-1         $18,000,000    7.74%     5.60    7.796%   100.00%   Mar-00    Jun-05    4.31
M-2         $23,000,000    8.03%     5.60    8.092%   100.00%   Mar-00    Jun-05    4.27


Notes:
1 Pricing Prepayment  = 120% of the Prepayment Assumption.
  A 100% Prepayment Assumption assumes prepayments start at 4% CPR in month 1, rise by 1.455% per month to 20% CPR in month 12 thereafter on a seasoning adjusted basis.
2 Coupons and prices are assumed for computational materials.

Fixed Rate Home Equity Loans                               (Minimum - Maximum)


Total Number of Loans:                          6,539
Total Outstanding Loan Balance:          $399,999,865
       Balloon (% of Total):                    55.62%
       Level Pay (% of Total):                  44.38%
Average Loan Principal Balance:          $  61,171.00     ($198.5  to $450,000)
Weighted Average LTV:                           72.42%    (4.00% to 90.00%)
Weighted Average CLTV :                         75.48%    (10.15% to 95.97%)
Weighted Average Home Equity Ratio
  2nd Liens Only):                              39.84%    (5.83% to 96.04%)
Weighted Average Coupon:                        11.56%    (7.90% to 20.95%)
Weighted Average Remaining Term to
  Maturity (months):                           214.4      (56 to 360)
Weighted Average Seasoning (months):             1.3
Weighted Average Original
  Term (months):                               215.7      (60 to 360 )

Range of Original Terms:                   Level Pay                Balloons
                                      -----------------           -------------
                                       Up to 60:  0.20%           180      100%
                                       61 - 120:  3.09%
                                      121 - 180: 29.01%
                                      181 - 240: 31.93%
                                      241 - 300:  1.27%
                                      301 - 360: 34.50%

Lien Position:
                        1st Lien:                 93.22%
                        2nd Lien:                  6.78%

Property Type:
                        Single Family Detached:   84.63%
                        Single Family Attached:    3.74%
                        2 -4 Family:               8.16%
                        Other:                     3.47%
Occupancy Status:
                        Owner Occupied:           95.26%
                        Non-Owner Occupied:        4.74%


Geographic Distribution:                      OH:  10.06%
(states not listed individually account for   NY:   8.91%
less than 5.00% of the Outstanding Mortgage   MI:   8.42%
Pool principal balance)                       IL:   7.08%
                                              PA:   6.14%
                                              NJ:   6.02%
                                              FL:   5.70%
                                              NC:   5.06%

Credit Quality:                                A:  54.70%
(per ContiMortgage's guidelines)               B:  25.35%
                                               C:  15.25%
                                               D:   4.71%

TRANSACTION SUMMARY @ Pricing Prepayment Speed
                                                                   Expected
                                      Estimated to Maturity         Ratings
                                   Modified  Principal  Principal  (Moody's /
Approximate Size Certificate  WAL  Duration    Lockout     Window   FITCH)
   $50,750,000    Class A-1   0.50   0.48            0      1-10   Aaa/AAA
   $57,500,000    Class A-2   1.15   1.08            9      10-17   Aaa/AAA
   $84,500,000    Class A-3   2.03   1.84           16      17-32   Aaa/AAA
   $37,250,000    Class A-4   3.03   2.66           31      32-42   Aaa/AAA
   $28,250,000    Class A-5   4.04   3.41           41      42-55   Aaa/AAA
   $20,000,000    Class A-6   5.08   4.12           54      55-68   Aaa/AAA
   $24,250,000    Class A-7   7.01   5.26           67      68-110  Aaa/AAA
   $21,500,000    Class A-8  11.98   7.52          109     110-179  Aaa/AAA
   $30,000,000    Class A-9   6.58   5.00           36      37-179  Aaa/AAA
       (3)        Class A-10IO                                      Aaa/AAA
   $18,000,000    Class M-1   6.09   4.52           36      37-162   Aa2/AA
   $23,000,000    Class M-2   5.90   4.40           36      37-145    A3/A
    $5,000,000    Class B     5.18   4.00           36      37-96   Baa3/BBB

Class A-1 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)      4.50     0.82      0.56     0.50    0.44      0.37
Duration                  3.65     0.77      0.53     0.48    0.42      0.36
First Principal Payment  Mar-97   Mar-97    Mar-97   Mar-97  Mar-97    Mar-97
Last Principal Payment   Nov-05   Jul-98    Jan-98   Dec-97  Nov-97    Sep-97
Principal Lockout (months)   0        0         0        0       0         0
Principal Window (months)  105       17        11       10       9         7
Yield @ Par              6.296%   6.045%    5.900%   5.851%  5.783%    5.683%

Class A-2 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     12.02     2.20      1.31     1.15    0.99      0.83
Duration                  8.11     1.99      1.22     1.08    0.93      0.78
First Principal Payment  Nov-05   Jul-98    Jan-98   Dec-97  Nov-97    Sep-97
Last Principal Payment   Sep-11   Jan-00    Oct-98   Jul-98  May-98    Feb-98
Principal Lockout (months)  104      16        10        9       8         6
Principal Window (months)    71      19        10        8       7         6
Yield @ Par              6.445%   6.350%    6.271%   6.245%  6.209%    6.158%

Class A-3 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     14.93     4.40      2.38     2.03    1.68      1.32
Duration                  9.22     3.69      2.13     1.84    1.54      1.23
First Principal Payment  Sep-11   Jan-00    Oct-98   Jul-98  May-98    Feb-98
Last Principal Payment   Jan-12   Feb-03    Mar-00   Oct-99  Apr-99    Oct-98
Principal Lockout (months) 174       34        19       16      14        11
Principal Window (months)    5       38        18       16      12         9
Yield @ Par              6.674%   6.632%    6.581%   6.562%  6.534%    6.491%

Class A-4 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     14.94     7.40      3.66     3.03    2.42      1.84
Duration                  9.11     5.62      3.14     2.66    2.16      1.68
First Principal Payment  Jan-12   Feb-03    Mar-00   Oct-99  Apr-99    Oct-98
Last Principal Payment   Jan-12   Mar-06    May-01   Aug-00  Oct-99    Feb-99
Principal Lockout (months) 178       71        36       31      25        19
Principal Window (months)    1       38        15       11       7         5
Yield @ Par              6.858%   6.840%    6.803%   6.787%  6.764%    6.729%

Class A-5 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     14.94    10.58      4.92     4.04    2.98      2.20
Duration                  8.98     7.23      4.02     3.41    2.61      1.97
First Principal Payment  Jan-12   Mar-06    May-01   Aug-00  Oct-99    Feb-99
Last Principal Payment   Jan-12   Mar-09    Sep-02   Sep-01  Aug-00    Jun-99
Principal Lockout (months) 178      108        50       41      31        23
Principal Window (months)    1       37        17       14      11         5
Yield @ Par              7.093%   7.086%    7.055%   7.043%  7.018%    6.985%

Class A-6 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     16.13    13.30      6.31     5.08    3.91      2.51
Duration                  9.24     8.29      4.91     4.12    3.30      2.22
First Principal Payment  Jan-12   Mar-09    Sep-02   Sep-01  Aug-00    Jun-99
Last Principal Payment   Jan-15   Sep-11    Apr-04   Oct-02  May-01    Oct-99
Principal Lockout (months) 178      144        66       54      41        27
Principal Window (months)   37       31        20       14      10         5
Yield @ Par              7.268%   7.265%    7.241%   7.231%  7.214%    7.172%

Class A-7 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     20.63    14.92      9.16     7.01    5.00      2.85
Duration                 10.20     8.74      6.41     5.26    4.03      2.49
First Principal Payment  Jan-15   Sep-11    Apr-04   Oct-02  May-01    Oct-99
Last Principal Payment   Sep-21   Jan-12    Mar-08   Apr-06  Jan-03    Feb-00
Principal Lockout (months) 214      174        85       67      50        31
Principal Window (months)   81        5        48       43      21         5
Yield @ Par              7.507%   7.503%    7.491%   7.481%  7.464%    7.419%

Class A-8 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)      27.51   17.24     13.61    11.98    9.10      4.72
Duration                  11.08    9.18      8.14     7.52    6.23      3.79
First Principal Payment   Sep-21  Jan-12    Mar-08   Apr-06  Jan-03    Feb-00
Last Principal Payment    Oct-26  Feb-22    Jul-13   Jan-12  May-11    Jul-07
Principal Lockout (months)  294     178       132      109      70        35
Principal Window (months)    62     122        65       70     101        90
Yield @ Par               7.777%  7.771%    7.767%   7.764%  7.756%    7.725%

Class A-9 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     12.06     8.09      6.85     6.58    6.33      6.23
Duration                  7.67     5.80      5.15     5.00    4.86      4.81
First Principal Payment  Mar-00   Mar-00    Mar-00   Mar-00  Jun-00    Nov-00
Last Principal Payment   Jan-12   Jan-12    Jan-12   Jan-12  Mar-11    May-07
Principal Lockout (months)  36       36        36       36      39        44
Principal Window (months)  143      143       143      143     130        79
Yield @ Par              7.283%   7.271%    7.265%   7.263%  7.261%    7.261%

Class M-1 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     17.79    11.57      7.22     6.09    5.02      4.25
Duration                  9.18     7.22      5.13     4.52    3.92      3.46
First Principal Payment  Jan-12   Apr-03    Jun-00   Mar-00  May-00    Jul-00
Last Principal Payment   Nov-25   Oct-15    Jan-12   Aug-10  Dec-07    Dec-04
Principal Lockout (months) 178       73        39       36      38        40
Principal Window (months)  167      151       140      126      92        54
Yield @ Par              7.833%   7.824%    7.807%   7.799%  7.789%    7.779%

Class M-2 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     17.54    11.41      7.02     5.90    4.82      3.94
Duration                  8.96     7.06      5.00     4.40    3.78      3.23
First Principal Payment  Jan-12   Apr-03    Jun-00   Mar-00  Mar-00    Apr-00
Last Principal Payment   Feb-25   Nov-13    Jun-11   Mar-09  Oct-06    Feb-04
Principal Lockout (months) 178       73        39       36      36        37
Principal Window (months)  158      128       133      109      80        47
Yield @ Par              8.131%   8.121%    8.103%   8.094%  8.083%    8.069%

Class B (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     15.83    11.07      6.17     5.18    4.24      3.44
Duration                  8.47     6.85      4.58     4.00    3.41      2.88
First Principal Payment  Jan-12   Apr-03    Jun-00   Mar-00  Mar-00    Mar-00
Last Principal Payment   Jan-17   Jan-12    Aug-06   Feb-05  Jun-03    Sep-01
Principal Lockout (months) 178       73        39       36      36        36
Principal Window (months)   61      106        75       60      40        19
Yield @ Par              8.417%   8.408%    8.384%   8.374%  8.360%    8.342%

Class A-7 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       20.02   14.92    9.00    6.94    5.00    2.85
Duration                   10.09    8.74    6.34    5.23    4.03    2.49
First Principal Payment   Jan-15  Sep-11  Apr-04  Oct-02  May-01  Oct-99
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Jan-03  Feb-00
Principal Lockout (months)   214     174      85      67      50      31
Principal Window (months)     42       5      34      33      21       5
Yield @ Par               7.507%  7.503%  7.490%  7.480%  7.464%  7.419%

Class A-8 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       21.36   14.94    9.94    8.36    6.53    4.44
Duration                   10.16    8.60    6.72    5.96    4.96    3.63
First Principal Payment   Jun-18  Jan-12  Jan-07  Jun-05  Jan-03  Feb-00
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)   255     178     118      99      70      35
Principal Window (months)      1       1       1       1       9      23
Yield @ Par               7.774%  7.769%  7.759%  7.754%  7.744%  7.721%

Class A-9 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       12.06    8.09    6.77    6.43    5.78    4.74
Duration                    7.67    5.80    5.12    4.93    4.55    3.89
First Principal Payment   Mar-00  Mar-00  Mar-00  Mar-00  Jun-00  Nov-00
Last Principal Payment    Jan-12  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)    36      36      36      36      39      44
Principal Window (months)    143     143      83      64      40      14
Yield @ Par               7.283%  7.271%  7.264%  7.262%  7.257%  7.247%

Class M-1 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       16.84   11.38    6.67    5.60    4.62    3.97
Duration                    9.04    7.16    4.92    4.31    3.71    3.29
First Principal Payment   Jan-12  Apr-03  Jun-00  Mar-00  May-00  Jul-00
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)   178      73      39      36      38      40
Principal Window (months)     78     106      80      64      41      18
Yield @ Par               7.832%  7.824%  7.804%  7.796%  7.784%  7.774%

Class M-2 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       16.83   11.38    6.67    5.60    4.58    3.78
Duration                    8.85    7.05    4.86    4.27    3.65    3.13
First Principal Payment   Jan-12  Apr-03  Jun-00  Mar-00  Mar-00  Apr-00
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)   178      73      39      36      36      37
Principal Window (months)     78     106      80      64      43      21
Yield @ Par               8.130%  8.121%  8.101%  8.092%  8.080%  8.065%

Distribution by Geographic Location


                      # of       Aggregate  % of Aggregate
Geographic Location   Loans    Loan Balance   Loan Balance

            Arizona      44   $3,011,343.01        0.75%
           Arkansas      37    2,078,999.78        0.52%
         California     118   13,006,377.27        3.25%
           Colorado      66    4,164,876.69        1.04%
        Connecticut      78    7,101,585.65        1.78%
           Delaware      22    1,805,483.60        0.45%
                 DC      39    3,053,586.74        0.76%
            Florida     405   22,804,279.63        5.70%
            Georgia     190   10,806,993.33        2.70%
             Hawaii       1       84,964.28        0.02%
              Idaho      19    1,295,448.17        0.32%
           Illinois     449   28,314,399.05        7.08%
            Indiana     384   18,302,622.45        4.58%
               Iowa      18      630,333.49        0.16%
             Kansas      37    1,909,058.39        0.48%
           Kentucky     141    7,166,877.52        1.79%
          Louisiana       4      221,078.22        0.06%
              Maine       2      102,158.69        0.03%
           Maryland     267   18,950,785.37        4.74%
      Massachusetts     150   11,717,967.29        2.93%
           Michigan     768   33,662,964.58        8.42%
          Minnesota      73    4,639,449.91        1.16%
        Mississippi      16      653,537.70        0.16%
           Missouri     125    5,654,597.45        1.41%
            Montana       1       74,872.72        0.02%
           Nebraska       5      243,538.36        0.06%
             Nevada       9      490,987.79        0.12%
      New Hampshire       9      432,919.15        0.11%
         New Jersey     293   24,087,702.00        6.02%
         New Mexico      44    3,229,216.91        0.81%
           New York     393   35,654,453.52        8.91%
     North Carolina     371   20,221,463.24        5.06%
               Ohio     713   40,235,856.28       10.06%
           Oklahoma      20    1,399,036.73        0.35%
             Oregon      31    2,171,028.84        0.54%
       Pennsylvania     440   24,564,777.91        6.14%
       Rhode Island      40    3,680,818.54        0.92%
     South Carolina     174    8,687,690.27        2.17%
          Tennessee     139    9,363,729.72        2.34%
              Texas      76    4,227,421.06        1.06%
               Utah      98    7,309,100.71        1.83%
            Vermont       1       70,000.00        0.02%
           Virginia     103    5,149,467.43        1.29%
         Washington      37    3,150,400.60        0.79%
      West Virginia      13      390,727.55        0.10%
          Wisconsin      74    3,947,968.07        0.99%
            Wyoming       2       76,918.88        0.02%

        Total         6,539 $399,999,864.54      100.00%*


Distribution by Original Loan-to-Value Ratio (LTV)

                   # of     Aggregate   % of Aggregate
  Original LTVs   Loans  Loan Balance     Loan Balance

  4.00% to 10.00     42     $692,862.78        0.17%
 10.01% to 20.00    328    8,405,514.05        2.10%
 20.01% to 30.00    357   11,728,837.40        2.93%
 30.01% to 40.00    284   10,261,196.48        2.57%
 40.01% to 50.00    412   15,378,483.65        3.84%
 50.01% to 60.00    477   23,407,728.75        5.85%
 60.01% to 70.00  1,026   56,409,581.19       14.10%
 70.01% to 80.00  2,271  157,387,153.82       39.35%
 80.01% to 90.00  1,342  116,328,506.42       29.08%

    Total         6,539 $399,999,864.54      100.00%*

Distribution by Loan Type

              Loan          # of       Aggregate  % of Aggregate
              Type         Loans    Loan Balance    Loan Balance

            Balloon         3,143 $222,469,663.21       55.62%
        Non Balloon         3,396  177,530,201.33       44.38%

              Total         6,539 $399,999,864.54      100.00%*


* Percentages may not add due to rounding.


Distribution by Combined Loan-to-Value Ratio (LTV)


                    # of    Aggregate    % of Aggregate
   Combined LTVs   Loans  Loan Balance     Loan Balance

  10.15% to 20.00     23     $571,902.19        0.14%
  20.01% to 30.00    102    2,475,362.57        0.62%
  30.01% to 40.00    193    5,894,675.56        1.47%
  40.01% to 50.00    396   14,042,537.39        3.51%
  50.01% to 60.00    496   23,471,330.21        5.87%
  60.01% to 70.00  1,109   58,465,479.60       14.62%
  70.01% to 80.00  2,507  163,437,062.87       40.86%
  80.01% to 90.00  1,683  129,006,375.62       32.25%
  90.01% to 95.92     30    2,635,138.53        0.66%

    Total          6,539 $399,999,864.54      100.00%*


Distribution by Coupon Rates

                     # of     Aggregate   % of Aggregate
        Coupon      Loans   Loan Balance    Loan Balance

   7.900% to  9.500  326   $25,790,691.88       6.45%
   9.501% to 10.000  538    40,866,454.93      10.22%
  10.001% to 10.500  533    39,759,849.98       9.94%
  10.501% to 11.000  949    71,132,044.91      17.78%
  11.001% to 11.500  680    43,762,329.05      10.94%
  11.501% to 12.000  892    56,629,844.97      14.16%
  12.001% to 12.500  567    31,443,913.50       7.86%
  12.501% to 13.000  647    32,844,694.16       8.21%
  13.001% to 13.500  332    16,864,627.17       4.22%
  13.501% to 14.000  358    15,646,498.93       3.91%
  14.001% to 20.500  717    25,258,915.06       6.31%

     Total         6,539  $399,999,864.54      100.00%*

* Percentages may not add due to rounding.


Distribution by Current Loan Balances


     Current           # of      Aggregate    % of Aggregate
   Loan Balance       Loans    Loan Balance     Loan Balance

      $0 to $25,000   1,001   $18,772,192.73       4.69%
  25,001 to  50,000   2,286    85,874,686.35      21.47%
  50,001 to  75,000   1,585    97,324,609.49      24.33%
  75,001 to 100,000     765    66,080,654.52      16.52%
 100,001 to 125,000     414    46,289,846.52      11.57%
 125,001 to 150,000     207    28,138,665.59       7.03%
 150,001 to 175,000      99    16,045,309.02       4.01%
 175,001 to 200,000      71    13,302,579.97       3.33%
 200,001 to 225,000      54    11,576,150.73       2.89%
 225,001 to 450,000      57    16,595,169.62       4.15%

        Total         6,539  $399,999,864.54     100.00%*

Distribution by Types of Mortgaged Property

  Property                   # of    Aggregate    % of Aggregate
  Types                     Loans   Loan Balance    Loan Balance

  Condominium                  44   $2,288,828.01        0.57%
  Manufactured Housing        127    5,850,681.78        1.46%
  Mixed Use                    24    2,614,416.01        0.65%
  Planned Unit Development     36    3,140,559.13        0.79%
  Single Family Attached      288   14,956,454.29        3.74%
  Single Family Detached    5,569  338,509,003.88       84.63%
  Two-to-Four Family          451   32,639,921.44        8.16%

              Total         6,539 $399,999,864.54      100.00%*

Distribution by Loan Age

  Months Elapsed        # of    Aggregate    % of Aggregate
  Since Origination    Loans   Loan Balance    Loan Balance

   0 to  1 months       4,342 $268,738,472.40       67.18%
   2 to 12 months       2,196  131,256,463.80       32.81%
  13 to 24 months           1        4,928.34        0.00%

          Total         6,539 $399,999,864.54      100.00%*
* Percentages may not add due to rounding.

Distribution by Remaining Term to Maturity

  Remaining            # of    Aggregate     % of Aggregate
  Term                Loans   Loan Balance     Loan Balance

    0 to 120 months     246   $5,841,505.78        1.46%
  121 to 180 months   4,431  273,968,098.29       68.49%
  181 to 240 months   1,023   56,688,957.56       14.17%
  241 to 360 months     839   63,501,302.91       15.88%

    Total         6,539 $399,999,864.54      100.00%*

Distribution by Original Term to Maturity


  Original            # of     Aggregate    % of Aggregate
  Term               Loans    Loan Balance    Loan Balance

    0 to 120 months    246   $5,841,505.78        1.46%
  121 to 180 months  4,431  273,968,098.29       68.49%
  181 to 240 months  1,023   56,688,957.56       14.17%
  241 to 360 months    839   63,501,302.91       15.88%

            Total    6,539 $399,999,864.54     100.00%*


Distribution by Home Equity Ratio (2nd Liens Only)

    Home Equity      # of       Aggregate     % of Aggregate
    Ratio       2nd Liens  2nd Lien Balance 2nd Lien Balance

   5.83% to  10.00      10     $161,094.76       0.59%
  10.01% to  15.00      49      865,784.55       3.19%
  15.01% to  20.00     108    2,508,458.78       9.24%
  20.01% to  25.00     125    3,253,829.98      11.99%
  25.01% to  30.00     116    3,608,395.01      13.30%
  30.01% to  35.00      88    3,139,728.34      11.57%
  35.01% to  40.00      79    3,155,341.04      11.63%
  40.01% to  45.00      48    2,096,654.73       7.73%
  45.01% to  50.00      35    1,761,839.34       6.49%
  50.01% to  55.00      23    1,055,683.40       3.89%
  55.01% to  60.00      20    1,030,606.94       3.80%
  60.01% to  65.00      16      743,711.63       2.74%
  65.01% to  70.00      14      701,028.25       2.58%
  70.01% to  75.00      14      662,780.82       2.44%
  75.01% to  80.00      11      570,067.36       2.10%
  80.01% to  85.00      13      738,558.71       2.72%
  85.01% to  90.00       6      649,782.88       2.39%
  90.01% to  95.00       3      327,846.20       1.21%
  95.01% to 100.00       2      105,728.76       0.39%

            Total      780  $27,136,921.48     100.00%*

* Percentages may not add due to rounding.

Distribution by Occupancy Status

  Occupancy            # of      Aggregate    % of Aggregate
  Status              Loans     Loan Balance    Loan Balance

  Investor Occupied     394    $18,969,476.94        4.74%
  Owner Occupied      6,145    381,030,387.60       95.26%

       Total          6,539   $399,999,864.54      100.00%*

Distribution by Lien Position

     Lien        # of       Aggregate    % of Aggregate
     Position   Loans      Loan Balance    Loan Balance

     1st lien    5,759   $372,862,943.06       93.22%
     2nd lien      780     27,136,921.48        6.78%

     Total       6,539   $399,999,864.54      100.00%*

* Percentages may not add due to rounding.


Distribution by Loan Purpose


  Loan                 # of    Aggregate    % of Aggregate
  Purpose             Loans   Loan Balance    Loan Balance

  Debt Consolidation  4,912 $291,088,354.67       72.77%
  Home Improvement      231   12,736,494.29        3.18%
  DC/HI Combo           350   21,317,410.33        5.33%
  Purchase              665   50,285,307.30       12.57%
  Other                 381   24,572,297.95        6.14%

  Total               6,539 $399,999,864.54      100.00%*


Distribution by Days Delinquent

                    # of     Aggregate      % of Aggregate
  Days Delinquent  Loans    Loan Balance      Loan Balance

   0 to 29 days    6,440  $393,893,731.16          98.47%
  30 to 59 days       95     5,904,033.38           1.48%
  60 to 89 days        4       202,100.00           0.05%

  Total            6,539  $399,999,864.54         100.00%*


Distribution by Debt to Income Ratio

  Debt to           # of    Aggregate       % of Aggregate
  Income Ratio     Loans   Loan Balance       Loan Balance

   4.00% to 10.00     50   $1,883,372.15            0.47%
  10.01% to 20.00    496   20,755,454.72            5.19%
  20.01% to 30.00  1,335   70,273,991.17           17.57%
  30.01% to 40.00  1,904  117,295,941.41           29.32%
  40.01% to 50.00  2,614  178,291,972.25           44.57%
  50.01% to 59.00    140   11,499,132.84            2.87%

     Total         6,539 $399,999,864.54          100.00%*

* Percentages may not add due to rounding.